SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A1

                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):November 7, 1997

                             BIOPHARMACEUTICS, INC.
             (Exact name of Registrant as specified in its Charter)

         DELAWARE                        1-9370                  13-3186327
     (State or other             (Commission File Number)      (I.R.S Employer
     jurisdiction of                                            I.D. Number)
     incorporation)

                990 Station Road
               Bellport, New York                                11713
     (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (516-286-5800)


                                       N/A
         (Former name or former address, if changed since last report.)



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     The contents of the FOrm 8K reportes for November 7, 1997, were erroneously filed for that date istead of September 15, 1997, the earliest event reported. A new 8K for September 15, 1997 has been filed containing the information previously filed and other information which was erroneously on the November 7, 1997 filing. Reference is made to the Form 8K of September 15, 1997 for the information concerning the Company's acquisition of Caribbean Medical Testing Center, Inc. on September 15, 1997. The Form 8K for November 7, 1997, as amended hereby may be disregarded.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BIOPHARMACEUTICS, INC.
                                      (Registrant)



                                   By:  /s/ Edward Fine
                                        Edward Fine
                                        President, Chief Executive Officer
                                        (Signature)

Dated:  December 2, 1997